Joint Filer Information

Title of Security:            Common Stock

Issuer and Ticker Symbol:     Volume Services America Holdings, Inc. (CVP)

Designated Filer:             Blackstone Management Associates II L.L.C.

Other Joint Filers:           BCP Volume L.P., BCP Offshore Volume L.P., VSI
                              Management Direct L.P., Blackstone Capital
                              Partners II Merchant Banking Fund L.P., Blackstone
                              Offshore Capital Partners II L.P., VSI Management
                              I L.L.C., Peter G. Peterson, Stephen A.
                              Schwarzman, David S. Blitzer and Howard A. Lipson

Addresses:                    The principal business office address of each of
                              the reporting persons above, except for VSI
                              Management Direct L.P. and VSI Management I
                              L.L.C., is c/o The Blackstone Group, 345 Park
                              Avenue, 31st Floor, New York, New York 10154. The principal business office address of VSI
                              Management Direct L.P. and VSI Management I L.L.C.
                              is c/o Volume Services America Holdings, Inc., 201
                              East Broad Street, Spartanburg, South Carolina
                              29306.


Signatures:                   BCP VOLUME L.P.

                               By: Blackstone Capital Partners II Merchant
                                   Banking Fund L.P.

                                   By:  Blackstone Management Associates II
                                        L.L.C., as General Partner

                                        By:   /s/ Howard A. Lipson
                                        -------------------------------------
                                              Name:    Howard A. Lipson
                                              Title:   Attorney-in-Fact

                              BCP OFFSHORE VOLUME L.P.

                               By: Blackstone Offshore Capital Partners II L.P.

                                   By:  Blackstone Management Associates II
                                        L.L.C., as General Partner

                                        By:   /s/ Howard A. Lipson
                                        -------------------------------------
                                              Name:    Howard A. Lipson
                                              Title:   Attorney-in-Fact

                                   By:  Blackstone Service (Cayman) LDC, as
                                        Administrative General Partner

                                        By:   /s/ Howard A. Lipson
                                        -------------------------------------
                                              Name:    Howard A. Lipson
                                              Title:   Attorney-in-Fact

                              VSI MANAGEMENT DIRECT, L.P.

                               By: VSI Management I L.L.C., as General Partner

                                        By:           /s/ Kenneth R. Frick
                                        -------------------------------------
                                              Name:    Kenneth R. Frick
                                              Title:   Managing Member


                               By:      Blackstone Management Associates II
                                        L.L.C., as Managing Member

                                        By:   /s/ Howard A. Lipson
                                        -------------------------------------
                                              Name:    Howard A. Lipson
                                              Title:   Attorney-in-Fact


                              BLACKSTONE CAPITAL PARTNERS II
                              MERCHANT BANKING FUND L.P.


                               By: Blackstone Management Associates II L.L.C.,
                                   as General Partner

                                        By:  /s/ Howard A. Lipson
                                        -------------------------------------
                                             Name:    Howard A. Lipson
                                             Title:   Attorney-in-Fact


                              BLACKSTONE OFFSHORE CAPITAL PARTNERS II L.P.


                               By: Blackstone Management Associates II L.L.C.,
                                   as General Partner

                                        By:  /s/ Howard A. Lipson
                                        -------------------------------------
                                             Name:    Howard A. Lipson
                                             Title:   Attorney-in-Fact

                               By: Blackstone Service (Cayman) LDC, as
                                   Administrative General Partner

                                        By:   /s/ Howard A. Lipson
                                        -------------------------------------
                                              Name:    Howard A. Lipson
                                              Title:   Attorney-in-Fact

                              VSI MANAGEMENT I L.L.C.

                               By:  /s/ Kenneth R. Frick
                                    -----------------------------------
                                    Name:    Kenneth R. Frick
                                    Title:   Managing Member

                               By: Blackstone Management Associates II L.L.C.,
                                   as Managing Member

                                        By:   /s/ Howard A. Lipson
                                        --------------------------------------
                                               Name:    Howard A. Lipson
                                               Title:   Attorney-in-Fact


                              BLACKSTONE MANAGEMENT ASSOCIATES II L.L.C.


                               By:      /s/ Howard A. Lipson
                                   Name:    Howard A. Lipson
                                   Title:   Attorney-in-Fact



                                    /s/ Peter G. Peterson
                                    -----------------------------------
                                        Peter G. Peterson

                                    /s/ Stephen A. Schwarzman
                                    -----------------------------------
                                        Stephen A. Schwarzman

                                    /s/ David S. Blitzer
                                    -----------------------------------
                                        David S. Blitzer


                                    /s/ Howard A. Lipson
                                    -----------------------------------
                                        Howard A. Lipson